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FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2001

Focal Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-49397 (IRS Employer Identification No.)	36-4167094 (Commission File Number)

200 N. LaSalle Street, Suite 1100,
Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 (312) 895-8400

Total No. of Pages: [4]

Item 5: Other Events.

    On August 9, 2001, Focal Communications Corporation announced a comprehensive recapitalization plan. The components of the recapitalization plan include: (1) the infusion of $150.0 million of private investment capital that consists of the issuance of $50.0 million in series A redeemable voting convertible preferred stock and the incurrence of $100.0 million in senior convertible debt, (2) exchange and purchase arrangements that will result in the retirement of approximately $300.0 million in principal amount at maturity of its high-yield bonds, (3) the issuance through a pro rata dividend to its stockholders of record on the day immediately preceding the recapitalization of warrants to purchase common stock, and (4) an amendment to its existing senior credit facility to provide a total of $225.0 million of borrowing capacity. Although the Company believes that the recapitalization will be consummated within 90 days of August 9, 2001, the closing of the recapitalization is subject to customary conditions, including approval of the Company's stockholders of certain of the recapitalization transactions and U.S. antitrust approval. Therefore, there can be no assurance that the Company will consummate the recapitalization on the terms announced on August 9, 2001 or at all or in the time frame contemplated. The Preferred Stock Purchase and Loan Commitment Agreement relating to certain of the recapitalization transactions and certain of the exhibits referenced therein are filed under Item 7 of this Current Report on Form 8-K.

Item 7: Financial Statements and Exhibits.

  (c)
  Exhibits

Item	Exhibit Index
99.1	Preferred Stock Purchase and Loan Commitment Agreement, dated August 9, 2001 (the "Purchase Agreement"), by and among Focal Communications Corporation, Madison Dearborn Capital Partners IV, L.P., Frontenac VIII Limited Partnership, Frontenac Masters VIII Limited Partnership and Battery Ventures III, L.P.
99.2	Form of Conversion Agreement to be entered into between Focal Communications Corporation and the Purchasers referenced in the Purchase Agreement (Exhibit B to Purchase Agreement).
99.3	Certificate of Designation relating to Series A Redeemable Voting Convertible Preferred Stock (Exhibit C to Purchase Agreement).
99.4	Form of First Amended and Restated Registration Agreement (Exhibit F to Purchase Agreement).
99.5	Form of Exchange Agreement (Exhibit I to Purchase Agreement).
99.6	Voting Agreement, dated August 9, 2001, by and among Focal Communications Corporation, Madison Dearborn Capital Partners, L.P., Frontenac VI Limited Partnership and Battery Ventures III, L.P.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2001
FOCAL COMMUNICATIONS CORPORATION
	By:	/s/ LEWIS SHENDER Lewis Shender Acting Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Preferred Stock Purchase and Loan Commitment Agreement, dated August 9, 2001 (the "Purchase Agreement"), by and among Focal Communications Corporation, Madison Dearborn Capital Partners IV, L.P., Frontenac VIII Limited Partnership, Frontenac Masters VIII Limited Partnership and Battery Ventures III, L.P.
99.2	Form of Conversion Agreement to be entered into between Focal Communications Corporation and the Purchasers referenced in the Purchase Agreement (Exhibit B to Purchase Agreement).
99.3	Certificate of Designation relating to Series A Redeemable Voting Convertible Preferred Stock (Exhibit C to Purchase Agreement).
99.4	Form of First Amended and Restated Registration Agreement (Exhibit F to Purchase Agreement).
99.5	Form of Exchange Agreement (Exhibit I to Purchase Agreement).
99.6	Voting Agreement, dated August 9, 2001, by and among Focal Communications Corporation, Madison Dearborn Capital Partners, L.P., Frontenac VI Limited Partnership and Battery Ventures III, L.P.

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  Item 5: Other Events.
  Item 7: Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS